Supplement, dated September 25, 2002,
                      to the Prospectus, dated May 1, 2002,
                                       of
                    Seligman Capital Fund, Inc. (the "Fund")

On September 25, 2002, the shareholders of the Fund approved amendments to the Fund's management agreement with J. & W. Seligman & Co. Incorporated ("Seligman"), that (i) increase the management fee rate to a maximum of 0.85% of the average daily net assets of the Fund and (ii) change the method of computing the management fee rate from one based on the average daily net assets of all US registered investment companies managed by Seligman to one based solely on the average daily net assets of the Fund. The new management fee rate, which will take effect on September 26, 2002, is calculated as follows:

                           Fund net assets:
                           First $1.0 billion at        0.85%
                           Next $1.0 billion at         0.80%
                           Thereafter at                0.75%

In addition, shareholders approved the amendment or elimination of certain of the Fund's fundamental restrictions. The Fund's amended fundamental restrictions, as well as certain non-fundamental restrictions approved by the Fund's Board of Directors, are described in the Fund's Statement of Additional Information ("SAI"), dated September 25, 2002, which is incorporated by reference (is legally a part of) the Fund's Prospectus.

A copy of the SAI is available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. The SAI is also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

EQCA1 5/02 - S1

The following replaces the "Annual Fund Operating Expenses" table and the "Example" located on page 4 of the Fund's Prospectus:

Annual Fund Operating Expenses                       Class A   Class B    Class C    Class D
------------------------------                       -------   -------    -------    -------
(as a percentage of average net assets)

Management Fees...................................    0.85%     0.85%      0.85%      0.85%
Distribution and/or Service (12b-1) Fees..........    0.25%     1.00%      1.00%      1.00%
Other Expenses....................................    0.35%     0.35%      0.35%      0.35%
                                                      ----      ----       ----       ----
Total Annual Fund Operating Expenses..............    1.45%     2.20%      2.20%      2.20%
                                                      ====      ====       ====       ====

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 Year     3 Years     5 Years    10 Years
                                  ------     -------     -------    --------
Class A                            $616        $912       $1,230     $2,128
Class B                             723         988        1,380      2,344+
Class C                             420         781        1,268      2,608
Class D                             323         688        1,180      2,534

If you did not sell your shares at the end of each period, your costs would be:

                                  1 Year     3 Years     5 Years    10 Years
                                  ------     -------     -------    --------
Class A                            $616        $912       $1,230     $2,128
Class B                             223         688        1,180      2,344+
Class C                             321         781        1,268      2,608
Class D                             223         688        1,180      2,534

----------

+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

EQCA1 5/02 - S1


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